UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 18, 2016 (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed on May 24, 2016 (the “Prior 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), on May 18, 2016, Earthstone Energy, Inc. (the “Company”), completed the Arrangement Agreement dated as of December 16, 2015, and as amended on March 29, 2016 (the “Arrangement Agreement”) with 1058286 B.C. Ltd., a wholly owned subsidiary of the Company (“Earthstone Acquisition”), and Lynden Energy Corp. (“Lynden”), providing for the acquisition of all of the outstanding shares of common stock of Lynden (“Lynden Common Stock”) by Earthstone Acquisition and the amalgamation of Earthstone Acquisition and Lynden, with Lynden surviving the amalgamation as a wholly-owned subsidiary of Earthstone (the “Arrangement”) as part of a plan of arrangement (the “Plan of Arrangement”).

The Company is filing this amendment to the Prior 8-K for the purpose of providing unaudited pro forma financial statements giving effect to the Arrangement Agreement, as required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Lynden as of June 30, 2015 and 2014 (the “Audited Financial Statements”) were previously included in Lynden’s Annual Report on Form 10-K for the year ended June 30, 2015, which was filed with the SEC on September 29, 2015. Unaudited consolidated financial statements of Lynden as of March 31, 2016 and the nine months ended March 31, 2016 and 2015 (the “Interim Financial Statements”) were previously included on pages 6 to 17 of Lynden’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which was filed with the SEC on May 16, 2016. The Audited Financial Statements and the Interim Financial Statements are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015 and the three months ended March 31, 2016 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. These unaudited pro forma financial statements give effect to the Arrangement on May 18, 2016, on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1

Unaudited pro forma condensed combined balance sheet of Earthstone Energy, Inc. as of March 31, 2016, and unaudited pro forma condensed combined statements of operations of Earthstone Energy, Inc. for the twelve months ended December 31, 2015 and the three months ended March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: June 3, 2016	By:	/s/ Frank A. Lodzinski
Frank A. Lodzinski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Unaudited pro forma condensed combined balance sheet of Earthstone Energy, Inc. as of March 31, 2016, and unaudited pro forma condensed combined statements of operations of Earthstone Energy, Inc. for the twelve months ended December 31, 2015 and the three months ended March 31, 2016.